UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K
                            -------------------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2006


                          NGP CAPITAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)




                 Maryland                  814-00672            20-1371499
    (State or other jurisdiction of       (Commission        (I.R.S. Employer
    incorporation or organization)        File Number)      Identification No.)



   1221 McKinney Street, Suite 2975
            Houston, Texas                                         77010
(Address of principal executive offices)                        (Zip Code)


     Registrant's Telephone Number, including area code:  (713) 752-0062

                                 Not Applicable
   (Former name, former address and former fiscal year, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01.        Regulation FD Disclosure.

         On July 28, 2006, NGP Capital Resources Company, a Maryland corporation (the "Company"), issued a press release announcing that it has closed a $30 million senior secured credit facility (the "Facility") with Rubicon Energy Partners, LLC ("Rubicon"), a private Fort Worth, Texas based oil and gas producer. In addition to the Facility, NGPC, through its wholly owned subsidiary NGPC Asset Holdings II, LP, purchased 4,000 membership units in Rubicon (the "Membership Units"), for $4 million, representing 50% of the outstanding Membership Units of Rubicon. The text of the press release is included as
Exhibit 99.1 to this Form 8-K.

         The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

         c.       Exhibits

         99.1              Press Release dated July 28, 2006.




                           [Signature page to follow]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NGP CAPITAL RESOURCES COMPANY


                                   By: /s/ Richard A. Bernardy
                                       -----------------------------------------
                                       Richard A. Bernardy
                                       Chief Operating Officer


Date:    July 28, 2006

                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press Release dated July 28, 2006.